Subsequent Events	12 Months Ended
Dec. 31, 2022
Subsequent Events [Abstract]
Subsequent Events

NOTE 14 – SUBSEQUENT EVENTS

On February 14, 2023 the Company conducted its initial public offering of 1,297,318 units (each, a “Unit,” collectively, the “Units”) at a price of $6.50 per unit for a total of approximately $8.4 million of gross proceeds to the Company. Each Unit consists of one share of the Company’s common stock, one tradeable warrant (each, a “Tradeable Warrant,” collectively, the “Tradeable Warrants”) to purchase one share of common stock at an exercise price of $7.80 per share, and one non-tradeable warrant (each, a “Non-tradeable Warrant,” collectively, the “Non-tradeable Warrants”; together with the Tradeable Warrants, each, a “Warrant,” collectively, the “Warrants”) to purchase one share of the Company’s common stock at an exercise price of $8.125. The offering closed on February 16, 2023.

In connection with the offering, the Company common shares were subject to a 1-7 reverse stock split - 1 share of new common for 7 shares then outstanding common stock. Also, in connection with the IPO a SAFE and convertible loan agreement held by a related party converted into 55,787 shares of post reverse common stock. Additionally, all outstanding Convertible Bridge Notes and accrued interest through November 30, 2022 were converted into 276,289 shares common stock and 276,289 warrants to purchase common stock were issued to the Convertible Bridge Note holders at conversion. The Bridge Note conversions and the warrant exercise pricing was determined using a $25 million dollar company valuation immediately before the IPO.

Between April 5 and April 13, 2023, the holders of warrants exercised 436,533 warrants for common shares at various exercise prices and the Company received proceeds of approximately $1,495,000.